Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent events

10.Subsequent events

On July 3, 2020, the Company delivered GSL Matisse to its new owners for net proceeds of $3,567, and the vessel was released as collateral under the Company’s 2022 Notes and Citi Credit Facility.

On July 20, 2020, the Company delivered Utrillo to its new owners for net proceeds of $3,567, and the vessel was released as collateral under the Company’s 2022 Notes and Citi Credit Facility.

After the period end and up to August 6, 2020, the Company issued and sold an aggregate of 12,356 depositary shares (representing an interest in 124 Series B Preferred Shares) in connection with the At Market Issuance Sales Agreement (see note 7) for net proceeds of $253. As of August 6, 2020, the Company had 16,779 Series B Preferred Shares outstanding.